U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 31, 2013

(Date of Report–Date of Earliest Event Reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 N. Glebe Road,

Arlington, Virginia 22201

(Address of Principal executive offices) (ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2013, CACI International Inc and certain of its subsidiaries (“CACI”) entered into a fourth amendment (the “Amendment”) to its Credit Agreement (as amended, restated and modified from time to time prior to the date hereof, the “Credit Agreement”), dated as of October 21, 2010, with the lenders named therein and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

The Amendment modifies the Credit Agreement to allow for the acquisition of Six3 Systems Holdings II, Inc. (“Six3 Systems”), the terms of which were previously disclosed in a current report on Form 8-K dated October 9, 2013, and the incurrence of incremental indebtedness in connection therewith. The Amendment makes certain changes to account for the acquisition of Six3 Systems, including annualization of the effect of the acquisition of Six3 Systems on the calculation of Consolidated Fixed Charges. The Amendment also eliminates the requirement to maintain a maximum Consolidated Senior Secured Leverage Ratio both on a quarterly basis and on an incurrence basis in connection with certain actions (including ongoing acquisitions and restricted payments). Further, the Amendment changes the minimum liquidity that must be maintained to $300,000,000 (such requirement must only be met if, as of December 31, 2013, more than $150,000,000 in aggregate principal amount is outstanding under the Convertible Subordinated Notes and only for so long as the aggregate outstanding principal amount remains in excess of $150,000,000).

All other material terms of the Credit Agreement remain the same. Additional information regarding the terms of the Credit Agreement, as previously amended, is contained in CACI’s current reports on Form 8-K, filed October 27, 2010, May 19, 2011, November 22, 2011 and August 12, 2013, which are incorporated herein by reference.

This summary does not purport to be complete and is qualified in its entirety by the complete text of the Credit Agreement, as amended previously and pursuant to the Amendment, filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	The Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.1 to CACI’s current report on Form 8-K, filed October 27, 2010).

10.2	Amendment dated May 17, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.2 to CACI’s current report on Form 8-K, filed May 19, 2011).

10.3	Amendment dated November 18, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.3 to CACI’s current report on Form 8-K, filed November 22, 2011).

10.4	Amendment dated August 6, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.4 to CACI’s current report on Form 8-K, filed August 12, 2013).

10.5*	Amendment dated October 31, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks.

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

By:	/s/ Arnold D. Morse
Arnold D. Morse

Senior Vice President, Chief Legal Officer and Secretary

Dated: November 5, 2013